(ICON)
Prudential
Global
Genesis
Fund, Inc.

SEMI
ANNUAL
REPORT

Nov. 30, 1997
(LOGO)

Prudential Global Genesis Fund, Inc.

Performance At A Glance.
It was a difficult six months for global investors. Thailand's currency devaluation in July started a wave of selling in Asian stock markets that later drove stock prices down worldwide. The Prudential Global Genesis Fund did register a small gain for the six-month reporting period ended November 30, 1997, while the Lipper Global Small Company Average barely broke even. Over the past 12 months -- the first full year under our new management team -- your Fund outperformed its peers by a significant margin primarily because we sharply reduced our holdings in the troubled Asian markets and increased our presence in the strong U.S. stock market.

Cumulative Total Returns1                                  As of 11/30/97

                                   Six       One       Five          Since
                                  Months     Year      Years      Inception2
           Class A                 0.66%       8.85%      96.12%       94.86%
           Class B                 0.30        7.90       88.56       146.59
           Class C                 0.30        7.90        N/A         21.11
           Class Z                 0.89        9.10        N/A         14.92
           Lipper Global
           Small Co. Fund Avg3     0.08        5.15      100.34         ***

Average Annual Total Returns1                              As of 12/31/97

                                             One       Five          Since
                                             Year      Years       Inception2
           Class A                             0.16%      12.49%        7.70%
           Class B                            -0.47       12.65         9.22
           Class C                             3.53        N/A          4.92
           Class Z                             5.65        N/A          9.11

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 5% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years, for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares will automatically convert to Class A shares on a quarterly basis, approximately seven years after purchase. Class Z shares are not subject to sales charge or a distribution fee.

2 Inception dates: Class A, 1/22/90; Class B, 1/29/88; Class C, 8/1/94; and Class Z, 9/13/96.

3 The Lipper Fund average includes 33 funds for six months, 31 funds for one year and 9 funds for five years.

***Lipper Since Inception returns are: Class A, 96.31%; Class B, 149.65%; Class C, 20.14% and Class Z, 14.13% for all funds in each share class.

        How Investments Compared.
            (As of 11/30/97)
                 (GRAPH)
  U.S.       General     General       U.S.
Growth        Bond      Muni Debt    Taxable
 Funds        Funds       Funds     Money Funds

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Steve Auth, Portfolio Manager
(PHOTO)
Portfolio
Manager's Report
The Prudential Global Genesis Fund seeks to achieve long-term growth of capital by investing primarily in common stocks and other equity securities of smaller foreign and U.S. companies. The Fund is subject to all the risks associated with foreign investing, including currency, political and social risks, and potential illiquidity. There can be no assurance that the Fund will achieve its investment goal.

Regional Allocations.
Some influences on a stock's performance, like the current economic crisis in Asia, affect entire countries or even larger regions. Other influences affect only particular industries or companies. Our strategy for the first kind of impact is primarily regional portfolio allocations. These require a broad perspective, so our decision-making for allocations is centralized. Within countries our worldwide team of experts, located on-site, buy the stocks that fit our investment criteria.

Strategy Session.
During the past six months, stock performance has been dominated by large national and global economic trends. In this kind of market, our return depends heavily on how we allocate funds to regions of the world. We try to reduce risk by broadly diversifying the portfolio. We will tilt the portfolio balance toward countries with the most attractive opportunities. So, in August, we shifted funds from Asia into North America and Europe. This brought our North American holdings to 56% -- near the midpoint of our target range and our largest regional focus. Only 7% of our total net assets were in Asia.

We have been increasing our European holdings, which are now nearly a third of our total net assets. European companies have less exposure to the Asian turmoil and also have much more room than those in the U.S. for cost-cutting, which adds considerable potential for earnings growth. Moreover, unlike Asian companies, European firms are now firmly convinced of the need to improve productivity. Low or declining interest rates are likely to nourish the current economic recovery. We see a buoyant environment for investing in European small capitalization growth stocks.

Favored Industries. In North America, we favor companies with limited exposure to the slowdown in Asia, such as health care. We also are maintaining our technology holdings, which are currently inexpensive despite their excellent long-term growth prospects. In Europe, we are investing primarily in companies benefiting from cost cutting and restructuring. We also are finding strong growth prospects in informa-tion technology and software firms.

In Asia, we are focusing on strong exporters. The prices of many of these stocks dropped with the rest of the Asian markets, making them particularly attractive.

           Portfolio Composition.
       Sectors expressed as a percentage
       of total net assets as of 11/30/97.

                   (PIE CHART)

What Went Well.

Timely Moves & Stock Selections.
We recognized the implications of Thailand's currency devaluation early. In August, we began to reduce our holdings in Asia. This timely action prevented significant additional losses in the autumn plunge of Asian markets.

Our stock selection in the U.S. was very strong, producing a 15% gain for the half year. A particularly sizable contribution was made by Allied Holdings (up 233%), an undervalued auto hauler that began to get more investor attention when its earnings outlook improved. Day Runner (up 47%) is a publisher of personal diaries that is leveraging its strong brand by adding new products.

Our European holdings increased during the reporting period. Dr. Solomon (up 98%), a global publisher of anti-virus computer software, and Volker Wessels Stevin (up 115%), an undervalued Dutch construction firm, led our European portfolio.

One of the larger contributors to our returns was the Hong Kong industrial company Kingboard Chemical. We sold our holdings at a 72% profit. We also benefited from holding Lung Kee, the dominant manufacturer of mold bases, which are used to make the molds needed for plastic injection molding. Both companies prospered from the shift of factories into China, and also have made market inroads into Europe.

And Not So Well.
Asia Still Hurt Us.
Our Japanese and Southeast Asian holdings declined in value substantially, despite our defensive actions. Economic growth in Southeast Asia had been very rapid, but at the cost of lax lending, investment and economic policies. When Thailand had difficulty raising foreign currencies for its debts, investors rapidly withdrew from the entire area. Currency and stock markets both fell. The panic even affected Hong Kong, which had much sounder practices.

Japan had been slowly drawing out of an economic slump. In April, the Japanese government increased a tax on consumer purchases to 5% from 3%, putting the brakes on its recovery. The situation was stagnant until the Southeast Asian crisis caused Japanese stocks to tumble.

Five Largest Holdings.
2.1%      Wolverine Tube
          Steel & Metals
2.0       American Management
          Systems
          Data Processing & Repro.
1.9       Actel Corp.
          Technology
1.9       Quanex
          Steel & Metals
1.5       Rowan Companies
          Oil & Gas Services

Expressed as a percentage of net assets as of 11/30/97.

Looking Ahead.
We believe the year ahead will be a rocky one for equity markets everywhere, with Asian economies possibly slipping into recession and dragging down growth around the world. The best prospects are in Europe, where we have increased our holdings to nearly a third of the portfolio. In the U.S., we are focusing on industries whose exposure to Asia is small.

We have moved some funds into Latin America, where stock markets suffered from a panicked withdrawal from all emerging markets in the wake of the Asian crisis. Share prices there currently are low, although basic economic conditions are sound.

In Asia, we will be watching for signs that the economic conditions have bottomed before investing more there.
-------------------------------------------------------------------------------
                                1

Where Are the Global Opportunities in 1998?
Fund Manager Steve Auth sees unsettled conditions continuing in Asia, slower growth in the U.S. and good prospects for Europe.

Q. We reduced our holdings in Asia. Was that just a tactical move, or are you pessimistic about the region?

A. In the long term, Asia still has the foundation for long and fairly rapid economic growth: a large, growing, and well-educated population with very high savings rates. Moreover, stocks and currencies there are significantly cheaper than when we were selling many of our holdings in August and September. Unfortunately, the near-term prospects are not good, so we think it is too early to reinvest heavily.

Q. Is there a key to watch in the Asian crisis?
A. The key to understanding the Asian crisis is Japan. For a long time, the Japanese economy grew rapidly under a system of central government guidance combined with policies that kept the cost of capital low and required very little accountability for investments. That system served as a model for other Asian countries. Unfortunately, it allows investment blunders to go uncorrected and magnifies their impact. Japan's economy has been stagnant for some time, while the government avoided the tough decisions necessary to improve productivity and resume growth.

The Southeast Asian economies are smaller and don't have the accumulated reserves to allow them to resist market discipline the way Japan has. As a result, they are being forced to restructure first. Weaker companies may be closed or bought out by stronger firms. The process is not likely to go smoothly because of strong resistance to necessary changes. Stock prices may fall further in the uncertainty, so we will be only lightly invested in Asia. Eventually, this process will improve the Asian investment environment.

Q. So where are we investing more?
A. This is a good time to be investing in Europe. It is least exposed to the weaknesses in Asia because it has less Asian trade than the U.S. It is also closer to growing markets in Eastern Europe and the Middle East. In addition, the region is benefiting from its own economic and monetary union. The policies written into the European monetary unification agreement forced structural reforms that are producing more competitive companies and lower inflation. Interest rates have declined and economic growth is accelerating.

Q. And what about the U.S. -- is it still the engine for recent economic growth?
A. Unfortunately, the U.S. is near the end of the life cycle of that growth stimulus. U.S. large-cap stocks have tripled in price over the past seven years, while sales of the S&P 500 companies have only risen by 38%. The difference is accounted for by improvements in productivity that have boosted profit margins from 2.7% in 1992 to 8.2% today. But there is a limit as to how much fat can be cut from a company. We believe that the benefits of restructuring have largely been achieved. Moreover, the weakness in Asia and a resulting slowdown for all emerging economies will reduce U.S. exports and sharpen the impact of competition on price margins.

Smaller companies -- the ones the Global Genesis Fund targets -- will be less affected by these trends than larger companies, and our holdings include several that we expect to experience 1998 earnings growth rates above 15%. Nonetheless, we think the overall investing environment in the U.S. will be considerably less buoyant in the coming year. After enjoying good returns on the funds we shifted to the U.S. in late 1996 and the first half of 1997, we have now begun to scale back some our U.S. holdings.
-------------------------------------------------------------------------------
                                2

President's Letter                                         January 22, 1998
(PHOTO)
                         New Opportunities for You.
Dear Shareholder:
By many measures, 1997 was very good for investors. Thanks to a sixth-straight year of moderate economic growth and subdued inflation, the stock market enjoyed its third year of double-digit returns while bond values rose as yields declined. But it's time to close the books on 1997 and look ahead to the opportunities of 1998.

Perhaps the best thing you can do at this time of year is review your investment strategy. Wise investors know that the only thing constant in life is change, and now, more than ever before, it's important to review your situation. Why?

The Federal Taxpayer Relief Act of 1997 is changing the way America invests and creating exciting new opportunities for you to accumulate wealth, save for college or build a nest egg for retirement. Consider --

- Expanded IRAs. Rules governing traditional Individual Retirement Accounts have been extensively revised. Deductibility and contribution limits have been broadened as has the list for penalty-free early withdrawals, including first-time home buyers.

- New Roth IRAs. The Roth IRA features tax-free distributions and does not require mandatory withdrawals, which should be of particular interest to retirees seeking to shelter assets in a tax-free account.

- New Education IRAs. Similar to a traditional IRA, but specifically designed for higher education. The new law also creates credits and deductions to help defray college costs.

- Revised Capital Gains Tax Rates. The good news is long-term rates are down, which may benefit certain mutual fund investors. The bad news is there are now three separate tax rates covering short-, mid- and long-term capital gains, and you'll probably need a professional tax preparer to sort things out in 1998.

To learn more about the Taxpayer Relief Act and how it may benefit you, please contact your Prudential Securities Financial Advisor or Pruco Securities Registered Representative.

Thank you for your continued confidence in Prudential Mutual Funds & Annuities.

Sincerely,

Brian M. Storms
President, Prudential Mutual Funds & Annuities
-------------------------------------------------------------------------------

Portfolio of Investments as of November 30, 1997
(Unaudited)                                PRUDENTIAL GLOBAL GENESIS FUND, INC.
------------------------------------------------------------

                                                       Value
Shares      Description                              (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--93.5%
COMMON STOCKS--92.4%
------------------------------------------------------------
Argentina--0.0%
     3,200   Nortel Inversora S.A. ADR(a)
                (Telecommunication Services)       $      79,200
------------------------------------------------------------
Australia--0.5%
   129,300   Burswood Property Trust
                (Leisure & Tourism)                       96,915
   190,150   Goodman Fielder, Ltd. (Food
                Processing)                              285,050
    10,000   Publishing & Broadcasting, Ltd.
                (Broadcasting & Publishing)               56,556
   100,000   Reinsurance Australia Corp.
                (Financial Services)                     241,216
                                                   -------------
                                                         679,737
------------------------------------------------------------
Belgium--0.2%
     4,344   Neuhaus* (Manufacturing)                    289,982
------------------------------------------------------------
Canada--2.6%
    25,700   Canadian Western Bank Edmonton
                (Banking)                                347,383
    30,900   Du Pont Photomasks, Inc.
                (Electronic Components)                1,199,306
    32,900   International Verifact, Inc.(a)
                (Computers)                              235,635
    33,100   Laurentian Bank of Canada (Banking)         618,235
   145,900   Le Groupe Videotron, Ltd.
                (Telecommunications)                   1,157,652
    19,700   LGS Group, Inc. (Computer Software
                & Services)                              231,700
    99,000   Sedna Geotech, Inc.(a)
                (Mineral Resources)                      191,167
                                                   -------------
                                                       3,981,078
------------------------------------------------------------
Chile--0.1%
     6,100   Santa Isabel S.A. ADR(a) (Retail)           111,706
Denmark--0.1%
    16,794   Jacob Holm & Sons A/S(a) (Textiles)   $     217,487
------------------------------------------------------------
Federal Republic of Germany--1.4%
     4,698   BETA Systems Software AG(a)
                (Computer Software & Services)           449,964
       930   Buderus AG (Manufacturing &
                Engineering)                             449,056
    13,235   Pfandbriefbank Hypothek (Banking)           750,071
     3,688   Schwarz Pharma AG (Pharmaceuticals)         246,842
     1,685   SGL Carbon (Industrial Components)          217,250
                                                   -------------
                                                       2,113,183
------------------------------------------------------------
Finland--0.3%
    34,249   YIT-Yhtyma OY (Building &
                Construction)                            423,077
------------------------------------------------------------
France--3.6%
    10,415   Bertrand Faure S.A. (Automobiles &
                Auto Parts)                              708,851
     5,389   Electronique D2 S.A. (Computers)            647,793
     6,309   Etam Development PLC (Retail)               357,829
     3,665   Europ Extincteurs (Manufacturing)           239,514
     7,420   GEODIS (Transportation/Shipping)            394,460
     2,817   GFI Industries S.A. (Machinery &
                Engineering)                             467,394
    14,125   International Metal Service (Steel
                & Metals)                                176,966
     6,217   Le Carbone Lorraine
                (Industrial/Materials)                 1,671,480
    71,198   Lectra Systemes(a) (Computer
                Software & Services)                     301,354
    24,926   Medasys Digital Systems(a) (Medical
                Technology)                              194,124
     2,290   Picogiga(a) (Electronic Components)          69,012
     3,305   Vallourec S.A. (Steel & Metals)             199,593
                                                   -------------
                                                       5,428,370

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of November 30, 1997
(Unaudited)                                PRUDENTIAL GLOBAL GENESIS FUND, INC.
------------------------------------------------------------

                                                       Value
Shares      Description                              (Note 1)
------------------------------------------------------------
Hong Kong--2.1%
   434,000   ASM Pacific Technology, Ltd.
                (Machinery & Engineering)          $     269,485
    19,000   Dao Heng Bank Group, Ltd. (Banking)          44,979
    22,000   Esprit Holdings, Ltd. (Retail)                7,186
   238,400   Hon Kwok Land Investment, Ltd.
                (Real Estate)                             49,960
    19,000   Hysan Development Co., Ltd. (Real
                Estate)                                   38,097
 1,492,000   Innovative International Holdings,
                Ltd. (Electrical & Electronics)          262,489
    35,000   International Bank Of Asia
                (Banking)                                 13,017
   144,000   JCG Holdings, Ltd. (Financial
                Services)                                 58,678
    22,500   Kwong On Bank, Ltd. (Banking)                18,919
   222,000   Li & Fung, Ltd. (Consumer Products)         298,669
 2,167,000   Lung Kee (Bermuda) Holdings, Ltd.
                (Industrial Components)                  616,716
    95,000   National Mutual Asia, Ltd.
                (Insurance)                               87,869
   727,000   QPL International Holdings, Ltd.(a)
                (Electronic Components)                  451,418
    62,000   Sinocan Holdings, Ltd. (Containers)          16,041
     4,000   Sun Hung Kai Properties, Ltd. (Real
                Estate)                                   30,529
    17,500   Swire Pacific, Ltd. (Conglomerate)           87,610
   221,500   Varitronix International, Ltd.
                (Electronic Components)                  375,361
    15,000   Wharf (Holdings) Ltd. (Real Estate)          30,562
 1,360,000   Wong's International Holdings, Ltd.
                (Electronic Components)                  369,455
   116,000   Yips Hang Cheung Holdings(a)
                (Chemicals)                                8,703
                                                   -------------
                                                       3,135,743
------------------------------------------------------------
Indonesia--0.1%
   104,000   Bank Tiara Asia (Banking)                    10,656
   199,375   Budi Acid Jaya (Chemicals)                   31,323
   189,000   Citacah (Quarrying)                          36,147
    66,500   Daya Sakti Unggul Corp.(a) (Forest
                Products)                                  9,085
    49,000   Indo Rama Synthetics (India), Ltd.
                (Textiles)                                24,768
    25,600   Perusahaan Perkebu (Agricultural
                Products)                                 23,606
                                                   -------------
                                                         135,585
Ireland--1.1%
    42,083   Adare Printing Group PLC (Printing)   $     443,672
    84,944   Greencore Group PLC (Foods)                 384,707
    43,452   IONA Technologies PLC (ADR)(a)
                (Computer Software & Services)           866,324
                                                   -------------
                                                       1,694,703
------------------------------------------------------------
Japan--4.4%
       800   ADO Electronic Industrial Co., Ltd.
                (Electronic Components)                    6,633
     3,020   Advantest Corp. (Electronic
                Components & Instruments)                208,585
    14,000   Asia Securities Printing Co.
                (Printing)                               104,142
     4,000   Bamiyan Co., Ltd. (Restaurants)              68,833
    34,000   Calsonic Corp. (Automotive Parts)           178,185
    20,200   Create Medic Co. (Health Care)               66,362
     7,600   Daiseki Co., Ltd. (Commercial
                Services)                                 77,281
    20,000   Daiwa Industries, Ltd.
                (Manufacturing)                          106,066
     2,100   Doutor Coffee Co., Ltd.
                (Restaurants)                             42,544
    34,000   Fujikura Rubber (Rubber)                     80,582
    37,000   Furusato Industries (Building
                Materials & Components)                  121,553
    13,900   Geomatec Co. (Electronic
                Components)                              130,471
     6,600   H.I.S. Co., Ltd. (Leisure &
                Tourism)                                 154,875
     1,000   Hibiya Engineering (Engineering &
                Equipment)                                 4,537
    10,000   Ibiden Co., Ltd. (Electronic
                Components)                              163,479
    11,600   Impact 21 Co., Ltd. (Distribution/
                Wholesalers)                              91,642
     4,200   Itoen, Ltd. (Beverages)                      95,929
    12,800   Jonathons Co., Ltd. (Restaurants)           136,165
    40,000   Kaga Electronics Co. (Electronic
                Components)                              242,481
    20,000   Kanematsu Electronics, Ltd.
                (Electronics)                             83,852
    22,000   Kawasumi Laboratories (Medical
                Products)                                275,333
    17,900   King Jim (Office Equipment &
                Supplies)                                156,815
     5,000   Komatsu Wall Industry (Office
                Equipment & Supplies)                     37,545
     5,300   Matsumotokiyoshi (Retail)                   186,554

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as of November 30, 1997
(Unaudited)                                PRUDENTIAL GLOBAL GENESIS FUND, INC.
------------------------------------------------------------

                                                       Value
Shares      Description                              (Note 1)
------------------------------------------------------------
Japan (cont'd.)
    13,400   Mimasu Semiconductor Industry Co.,
                Ltd. (Electronic Components)       $     221,158
     4,880   Ministop Co., Ltd. (Food/Drug
                Retail)                                  125,583
     4,000   Mirai Industry Co., Ltd.
                (Miscellaneous)                           39,423
    10,180   Misumi Corp. (Industrial
                Components)                              164,033
     6,800   Mitsui High-Tec, Inc. (Industrial
                Components)                              134,569
    23,000   Nagawa Co., Ltd. (Construction &
                Housing)                                  90,133
     5,000   Nichii Gakkan Co. (Health Care)             162,306
    12,000   Nichizo Tech, Inc. (Engineering &
                Construction)                             48,340
    22,000   Nihon Dempa Kogyo (Electronic
                Components)                              197,896
    70,000   Nippei Toyama (Machinery)                   249,130
       250   Nippon Denwa Shisetsu (Engineering
                & Equipment)                               1,310
    11,000   Nippon Seiki (Automotive Parts)              84,321
    12,000   Nireco Co., Ltd. (Electronic
                Components)                               50,593
        90   Nissen(a) (Merchandising)                       113
    17,000   Nitori Co. (Retail)                          99,730
    15,000   NOK Corp. (Automotive)                       86,120
     7,600   Oiles Corp. (Industrial Components)         190,230
     2,800   Otsuka Kagu, Ltd. (Retail)                  139,513
     3,270   Paris Miki, Inc. (Retail)                    35,809
    20,200   Pigeon Corp. (Consumer Goods)               127,193
     3,000   Plenus Co., Ltd. (Retail)                    85,651
     8,000   Rock Field Co., Ltd. (Foods)                 85,103
     2,900   Ryohin Keikaku Co., Ltd. (Retail)           188,275
    26,000   Sasakura Engineering Co., Ltd.
                (Machinery)                               98,635
        72   Sato Corp. (Manufacturing)                    1,233
    10,000   Sekiwa Real Estate (Real Estate)             33,947
    11,000   Shaddy Co., Ltd. (Distribution/
                Wholesalers)                              70,124
    11,000   Shindengen Electronics Mfg.
                (Electronic Components)                   84,751
     6,400   Square Co., Ltd. (Computer Software
                & Services)                              180,719
    27,000   SRL, Inc.(a) (Health Care)                  154,171
    11,000   Terumo Corp. (Health Care)                  172,083
    20,000   Trancom Co, Ltd.
                (Transportation-Road & Rail)       $      46,932
     5,400   Tsuchiya Home Co. (Construction &
                Housing)                                  12,967
    37,000   Up, Inc. (Education)                        117,357
     3,000   Yokowo Co., Ltd.
                (Telecommunications Equipment)            11,984
     5,500   Zenrin Co., Ltd. (Electronic
                Components)                              206,500
                                                   -------------
                                                       6,618,379
------------------------------------------------------------
Malaysia--0.1%
    43,000   Arab-Malaysian Finance Berhad
                (Financial Services)                      12,863
     4,000   Berjaya Sports Toto Berhad
                (Leisure)                                  8,718
     8,000   Cycle & Carriage Bintang Berhad
                (Automotive Distribution)                  9,299
    22,000   Fraser & Neave Holdings Berhad
                (Glass Products)                          34,786
     1,000   IOI Corp. Berhad (Agriculture &
                Plantation)                                  507
    15,000   Leader Universal Holdings Berhad
                (Industrial Components)                    5,128
    31,000   Magnum Corp. Berhad (Gaming)                 20,049
    35,000   Metacorp Berhad (Construction)               13,960
    91,000   Metroplex Berhad (Gaming)                    31,889
    12,000   Public Bank Berhad (Banking)                  6,975
                                                   -------------
                                                         144,174
------------------------------------------------------------
Mexico--2.5%
   222,000   Corporativo Fragua S.A.(a) (Retail)         313,342
    44,700   Empresas ICA Sociedad Controladora
                S.A. de C.V. (ADR) (Construction
                & Housing)                               692,850
    74,000   Grupo Continental S.A. (Beverages)          241,309
   306,000   Grupo Financiero Bancomer (Banking)         174,996
   486,800   Grupo Financiero Banorte (Banking)          675,247
    12,500   Grupo Televisa, S.A. de C.V. (ADR)
                (Media)                                  462,500
    35,100   Industrias Bachoco S.A. (ADR)
                (Foods)                                  616,444
    30,500   TV Azteca, S.A. de C.V. (ADR)(a)
                (Broadcasting)                           630,969
                                                   -------------
                                                       3,807,657

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Portfolio of Investments as of November 30, 1997
(Unaudited)                                PRUDENTIAL GLOBAL GENESIS FUND, INC.
------------------------------------------------------------

                                                       Value
Shares      Description                              (Note 1)
------------------------------------------------------------
Netherlands--2.9%
     6,582   Baan Company N.V.(a) (Technology)     $     470,819
     7,188   BAM Groep N.V. (Building &
                Construction)                            459,008
    17,307   Cap Gemini N.V. (Computer Software
                & Services)                              516,042
    15,050   Getronics N.V. (Technology)                 516,852
    11,442   Internatio-Muller N.V. (Engineering
                & Equipment)                             351,522
    12,277   Twentsche Kabel Holdings N.V.
                (Diversified Industries)                 678,420
    20,703   Ver Ned Uitgevers N.V.
                (Broadcasting, Publishing &
                Advertising)                             495,506
    30,262   Volker Wessels Stevin-N.V.(a)
                (Housing Construction)                   949,492
                                                   -------------
                                                       4,437,661
------------------------------------------------------------
New Zealand--0.2%
 1,300,000   Affco Holdings, Ltd. (Food &
                Household Products)                      328,355
------------------------------------------------------------
Norway--1.6%
    93,195   Agresso Group ASA (Computer
                Services)                                304,351
    25,737   ASK ASA(a) (Data Processing &
                Reproduction)                            211,021
    24,738   Fred Olsen Energy (Energy)                  527,288
    14,997   Merkantildata ASA (Technology)              516,858
    12,435   Seateam Technology AS(a)
                (Telecommunications Equipment)           222,921
    24,260   Sondenfjedske ND (Oil Services)             475,362
    22,593   Tandberg Television ASA
                (Telecommunications Equipment)           226,059
                                                   -------------
                                                       2,483,860
------------------------------------------------------------
The Philippines--0.0%
   572,200   Filinvest Land, Inc.(a) (Real
                Estate)                                   25,213
     6,900   Manila Electric Co. (Utilities)              23,888
   215,400   Marsman & Co., Inc.(a)
                (Distribution/ Wholesalers)                6,163
                                                   -------------
                                                          55,264
Singapore--0.2%
     6,000   Amtek Engineering, Ltd.
                (Manufacturing)                    $       4,555
     5,000   City Developments ADR(a) (Real
                Estate)                                   24,624
    19,500   Courts (Singapore), Ltd. (Retail)             8,563
     8,000   DBS Land, Ltd. (Real Estate)                 13,601
     5,000   Development Bank of Singapore, Ltd.
                (Banks)                                   47,051
     3,000   Elec & Eltek International Co.,
                Ltd. (Electronics)                        22,050
    14,000   Flextech Holdings, Ltd. (Electronic
                Components)                               14,931
    20,000   GP Batteries International, Ltd.
                (Electrical Goods)                        57,967
   105,000   Informatics Holdings, Ltd.
                (Computer/Business Training)              47,428
                                                   -------------
                                                         240,770
------------------------------------------------------------
South Korea--0.1%
       680   Korea Electric Power Corp.
                (Utilities)                                7,675
     2,790   Yuyang Information & Communications
                (Telecommunications
                Equipment/Retail Chemicals)               71,569
                                                   -------------
                                                          79,244
------------------------------------------------------------
Spain--1.2%
    10,455   Bodegas Y Bebidas S.A. (Beverages)          409,849
    11,445   Pescanova S.A. (Food & Household
                Products)                                134,214
    96,240   Sotogrande S.A. (Real Estate
                Developers)                              206,372
    45,308   Tableros De Fibras S.A. (Paper &
                Forest Products)                         667,946
     9,886   Vidrala S.A. (Glass Products)               422,654
                                                   -------------
                                                       1,841,035

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Portfolio of Investments as of November 30, 1997
(Unaudited)                                PRUDENTIAL GLOBAL GENESIS FUND, INC.
------------------------------------------------------------

                                                       Value
Shares      Description                              (Note 1)
------------------------------------------------------------
Switzerland--3.4%
     5,044   Agie Charmilles Holding AG(a)
                (Machinery)                        $     424,296
       265   Ascom Holding AG(a)
                (Telecommunications)                     346,819
       232   Gurit-Heberlein AG (Manufacturing)          728,583
     1,860   Kardex AG (Storage Systems)                 494,157
        97   Kuoni Reisen AG (Leisure & Tourism)         360,380
     8,185   Mikron Holding AG(a) (Machinery)          1,399,979
       459   Prodega AG (Food Distribution)              215,576
       931   Saurer AG (Machinery)                       683,950
       189   SIG PLC AG (Building Materials &
                Components)                              490,204
                                                   -------------
                                                       5,143,944
------------------------------------------------------------
Thailand--0.1%
    10,300   Banpu Public Co., Ltd. (Mineral
                Resources)                                55,274
       100   Phatra Thanakit Public Co., Ltd.
                (Financial Services)                          60
    27,600   Siam City Cement Public Co., Ltd.
                (Building & Products)                     43,886
     1,400   Siam General Factoring Public Co.,
                Ltd. (Finance)                               146
    50,500   Srithai Superware Public Co., Ltd.
                (Household Products)                      10,037
   134,320   Thai Storage Battery Public Co.,
                Ltd. PLC (Automotive Parts)               83,429
                                                   -------------
                                                         192,832
------------------------------------------------------------
United Kingdom--10.4%
   369,355   Aegis Group PLC (Media)                     402,330
   765,290   Aggregate Industries PLC (Building
                & Products)                              665,598
   716,744   Albert Fisher Group PLC (Food
                Processing)                              459,966
    67,086   Allied Carpets Group PLC (Retail)           224,324
   247,862   Astec (BSR) PLC (Electrical &
                Electronics)                             483,471
   132,919   Baird (William) PLC (Textiles &
                Apparel)                                 482,618
    73,374   British-Borneo Petroleum Syndicate
                PLC (Oil & Gas
                Exploration/Production)            $     547,700
   113,032   Cadcentre Group PLC(a) (Computers)          515,399
    13,472   CMG PLC (Technology)                        298,045
   210,589   Cordiant PLC (Advertising)                  430,328
    28,241   Danka Business Systems PLC (ADR)
                (Office Equipment & Supplies)            422,662
   169,300   Datrontech Group PLC (Electronic
                Components)                              278,766
    65,269   Domino Printing Sciences PLC
                (Office Equipment & Supplies)            426,025
    43,682   Dorling Kindersley Holdings PLC
                (Publishing)                             178,155
     9,830   Dr. Solomon's Group PLC (ADR)(a)
                (Computer Software & Services)           341,593
    25,914   Finelist Group PLC (Automotive
                Parts)                                   144,857
   109,236   Firstbus PLC (Transportation-Road &
                Rail)                                    430,756
   139,380   FKI PLC (Manufacturing)                     431,932
   343,154   Fyffes PLC (Food/Drug Retail)               515,772
    73,490   Geest PLC (Food Distribution)               455,484
    30,347   Goldsmiths Group PLC (Retail)               155,288
    65,739   Greencore Group PLC (Foods)                 305,305
   117,011   Headlam Group PLC (Distribution/
                Wholesalers)                             645,536
    66,834   Henlys Group PLC (Machinery &
                Engineering)                             461,636
   121,350   Johnston Press PLC (Publishing)             430,366
   182,412   London International Group, PLC
                (Health Care)                            469,788
    91,470   Low & Bonar PLC (Containers)                447,976
   185,583   M.A.I.D. PLC(a) (Computer Services)         561,009
    74,664   Mayflower Corp. PLC (Automobiles &
                Trucks)                                  211,836
     7,758   Misys PLC (Computer Services)               217,488
   568,795   Mowlem (John) & Co. PLC
                (Construction)                           931,764
   128,292   Newsquest Energy, Ltd. (Oil & Gas
                Exploration/Production)                  548,149
   133,526   Partco Group PLC (Automotive)               642,672
   105,426   Quadramatic PLC (Manufacturing)             341,844
   312,352   TLG PLC (Electrical Goods)                  559,150

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

Portfolio of Investments as of November 30, 1997
(Unaudited)                                PRUDENTIAL GLOBAL GENESIS FUND, INC.
------------------------------------------------------------

                                                       Value
Shares      Description                              (Note 1)
------------------------------------------------------------
United Kingdom (cont'd.)
    75,675   UniChem PLC (Pharmaceuticals)         $     407,682
    73,419   Westminster Healthcare Holdings PLC
                (Health Care)                            427,766
                                                   -------------
                                                      15,901,036
------------------------------------------------------------
United States--53.2%
    21,100   800-JR CIGAR, Inc.(a) (Tobacco)             580,250
   200,100   Actel Corp. (Technology)                  2,951,475
    17,800   ACX Technologies, Inc.(a)
                (Diversified Industries)                 477,263
    37,800   Aetrium, Inc.(a) (Electronic
                Components)                              704,025
    35,100   AGCO Corp. (Machinery)                      960,862
    27,400   Allied Holdings, Inc.(a) (Trucking
                & Shipping)                              544,575
    77,000   Allied Products Corp. (Machinery &
                Engineering)                           1,857,625
    22,100   Alternative Resources Corp.(a)
                (Human Resources)                        541,450
    61,400   Altron, Inc.(a) (Electrical &
                Electronics)                             967,050
    60,300   American Homestar Corp.(a) (Home
                Builder)                                 844,200
   132,900   American Management Systems,
                Inc.(a) (Data Processing &
                Reproduction)                          3,098,231
   114,100   Apria Healthcare Group, Inc.(a)
                (Health Care)                          1,797,075
    45,500   Bertucci's, Inc. (Restaurants)              287,219
    13,400   Black Box Corp.(a) (Computer
                Software & Services)                     477,375
    19,400   Borders Group, Inc.(a) (Retail)             554,112
    21,300   Brooks Automation Inc.(a)
                (Electrical Goods)                       452,625
    25,100   Castle Dental Centers, Inc.(a)
                (Medical Technology)                     276,100
    12,000   Cellstar Corp.(a)
                (Distribution/Wholesalers)               310,500
    31,800   Centennial Cellular Corp.(a)
                (Cellular Communications)                608,175
     4,200   CFM Technologies, Inc.(a)
                (Electronic Components)                   77,700
     9,000   Cincinnati Milacron, Inc.
                (Machinery)                        $     266,063
    71,700   Claire Stores, Inc. (Retail)              1,622,212
    32,700   Clayton Williams Energy, Inc.(a)
                (Oil & Gas
                Exploration/Production)                  515,025
    18,600   Cleveland-Cliffs, Inc. (Mining)             802,125
    37,300   Coherent, Inc.(a) (Health Care)           1,398,750
   113,900   Compdent Corp.(a) (Health Care)           2,320,712
    64,300   Cooker Restaurant Corp.
                (Restaurants)                            638,981
    56,700   Day Runner, Inc.(a) (Consumer
                Goods)                                 2,204,212
    15,600   Electro Scientific Industries,
                Inc.(a) (Electronic Components)          648,375
    19,200   Etec Systems, Inc.(a) (Electronic
                Components)                              878,400
    19,300   Family Golf Centers, Inc.(a)
                (Leisure)                                548,844
     3,500   Faro Technologies, Inc.(a)
                (Electronic Components)                   43,094
    20,000   FBL Financial Group, Inc.
                (Financial Services)                     790,000
    15,600   Financial Security Assurance
                Holdings, Ltd. (Financial
                Services)                                684,450
    70,400   Foodmaker, Inc.(a) (Restaurants)          1,091,200
   145,000   Galoob Toys, Inc.(a) (Retail)             1,721,875
    38,200   Gaylord Container Corp.
                (Containers)                             260,238
     4,070   Gucci Group N.V. (Apparel)                  165,598
     7,100   Hadco Corp.(a) (Computers)                  440,200
    29,400   Imax Corp.(a) (Electronic
                Components)                              727,650
    20,300   In Focus Systems, Inc.(a)
                (Technology)                             667,362
    36,000   Insituform Technologies, Inc.(a)
                (Engineering & Construction)             315,000
     1,000   International Verifact, Inc.(a)
                (Computers)                                7,188
    21,100   Invacare Corp. (Health Care)                487,938
    45,200   Invivo Corp.(a) (Health Care)               389,850
    41,700   Kentek Information Systems, Inc.
                (Computer Related Equipment)             323,175
    17,000   Kulicke & Soffa Industries, Inc.(a)
                (Electrical Goods)                       468,563
    31,800   Lam Research Corp.(a)
                (Semiconductor & Related
                Devices)                                 973,875
   115,700   Landec Corp.(a) (Chemicals)                 549,575

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Portfolio of Investments as of November 30, 1997
(Unaudited)                                PRUDENTIAL GLOBAL GENESIS FUND, INC.
------------------------------------------------------------

                                                       Value
Shares      Description                              (Note 1)
------------------------------------------------------------
United States (cont'd.)
     7,600   Lattice Semiconductor Corp.(a)
                (Electronic Components)            $     428,925
    10,400   Lone Star Technologies, Inc.(a)
                (Steel - Producers)                      301,600
    19,300   Mail-Well, Inc.(a) (Printing)               629,662
     5,100   Marquette Medical Systems, Inc.(a)
                (Medical Products)                       114,750
    27,800   Medical Assurance, Inc.(a)
                (Insurance)                              790,562
    41,400   Miller Industries, Inc.(a)
                (Automotive Parts)                       403,650
    69,200   Network General Corp.(a) (Computer
                Software & Services)                   1,306,150
    20,200   Nichols Research Corp.(a)
                (Electronics)                            474,700
    90,200   Northwest Pipe Co.(a) (Steel &
                Metals)                                2,052,050
    25,700   NS Group, Inc.(a) (Steel & Metals)          481,875
    31,200   O'Reilly Automotive, Inc.(a)
                (Automobiles & Parts)                    737,100
     6,900   Panamerican Beverages, Inc.
                (Beverages)                              236,325
    20,000   Panavision, Inc.(a) (Photography)           460,000
    16,900   Park Electrochemical Corp.
                (Electronic Components)                  443,625
    20,900   Patterson Dental Co.(a) (Health
                Care)                                    858,206
    25,300   Perceptron, Inc.(a) (Commercial
                Services)                                559,762
    35,400   Photronics, Inc.(a) (Electronic
                Components)                            1,690,350
    19,200   Power-One, Ltd.(a) (Energy
                Equipment)                               314,400
    40,100   Quality Semiconductor, Inc.(a)
                (Semiconductor & Related
                Devices)                                 230,575
    98,900   Quanex Corp. (Steel & Metals)             2,942,275
     9,300   RDO Equipment Co.(a) (Retail)               163,331
    19,600   Regal Cinemas, Inc.(a)
                (Entertainment)                          499,800
   120,600   Reptron Electronics, Inc.(a)
                (Electronic Components)                1,839,150
    36,200   Res-Care, Inc.(a) (Health Care)             850,700
    68,900   Rowan Companies, Inc.(a) (Oil & Gas
                Services)                              2,342,600
    16,700   SCI Systems Inc.(a) (Electronic
                Components)                              765,069
    99,700   Scientific Games Holdings Corp.(a)
                (Consumer Goods)                   $   2,099,931
    11,600   Silicon Valley Group, Inc.(a)
                (Electronic Components)                  275,500
    40,100   Southern Pacific Funding Corp.(a)
                (Other Financial Intermediaries)         496,238
   100,300   Summit Care Corp.(a) (Health Care)        1,579,725
    65,000   Summit Design, Inc.(a) (Software)           893,750
    43,800   The BISYS Group, Inc.(a) (Data
                Processing & Reproduction)             1,401,600
    20,700   The PMI Group, Inc. (Insurance)           1,345,500
    14,500   Triangle Pacific Corp.(a) (Building
                Materials & Components)                  465,813
    11,500   Triquint Semiconductor, Inc.(a)
                (Semiconductor & Related
                Devices)                                 230,000
   148,600   United Dental Care, Inc.(a) (Health
                Care)                                  1,913,225
    63,900   Valmont Industries, Inc. (Steel &
                Metals)                                1,389,825
    90,100   Vanguard Cellular System, Inc.(a)
                (Telecommunications)                   1,255,769
    34,800   Vari-Lite International, Inc.(a)
                (Electrical Equipment)                   413,250
    19,300   Vital Signs, Inc. (Health Care)             390,825
    18,700   Walbro Corp. (Automotive Parts)             272,319
    21,800   Watsco, Inc. (Building & Products)          566,800
    38,500   Western Wireless Corp.(a)
                (Telecommunications)                     717,062
   100,400   Wolverine Tube, Inc.(a) (Steel &
                Metals)                                3,187,700
                                                   -------------
                                                      81,130,441
                                                   -------------
             Total common stocks
                (cost US$145,872,832)                140,694,503
                                                   -------------
PREFERRED STOCKS--1.1%
------------------------------------------------------------
Australia--0.0%
    76,000   Sydney Harbour Casino Holdings,
                Ltd.(a) (Leisure & Tourism)               77,317

--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

Portfolio of Investments as of November 30, 1997
(Unaudited)                                PRUDENTIAL GLOBAL GENESIS FUND, INC.
------------------------------------------------------------

                                                       Value
Shares      Description                              (Note 1)
------------------------------------------------------------
Federal Republic of Germany--0.7%
     3,862   Fresenius AG (Health Care)            $     654,428
    13,523   Moebel Walther AG (Retail)                  356,373
                                                   -------------
                                                       1,010,801
------------------------------------------------------------
Netherlands--0.4%
    10,968   Ballast Nedam N.V. (Building &
                Construction)                            544,870
                                                   -------------
             Total preferred stocks
                (cost US$2,266,184)                    1,632,988
                                                   -------------
WARRANTS(a)--0.0%
------------------------------------------------------------
Hong Kong--0.0%
   149,200   Innovative International Holdings,
                Ltd.
                Expiring 8/31/99 @ HKD 4.00
                (Automotive Parts)                         1,390
   166,000   Kingboard Chemical Holdings, Ltd.
                Expiring 12/31/98 @ HKD 2.40
                (Chemicals)                                4,939
   339,400   Wong's International Holdings, Ltd.
                Expiring 5/31/00 @ HKD 3.80
                (Electronic Components)                   16,684
                                                   -------------
                                                          23,013
------------------------------------------------------------
Switzerland--0.0%
     7,203   Mikron Holding AG
                Expiring 12/10/97 @ CHF 3.40
                (Machinery & Engineering)                 17,167
                                                   -------------
             Total warrants                               40,180
                                                   -------------
RIGHTS(a)--0.0%
------------------------------------------------------------
Thailand--0.0%
    10,592   Siam City Cement Public Co., Ltd.
                Expiring 12/01/97 @ THB 4.00
                (Building & Products)                      1,053
                                                   -------------
             Total long-term investments
                (cost US$148,139,016)                142,368,723
                                                   -------------
Principal
Amount
(000)
------------------------------------------------------------
SHORT-TERM INVESTMENTS--4.2%
------------------------------------------------------------
Repurchase Agreements
United States--4.2%
  US$6,424   Joint Repurchase Agreement Account
                5.740%, 12/01/97
                (cost US$6,424,000; Note 5)        $   6,424,000
                                                   -------------
------------------------------------------------------------
Total Investments--97.7%
             (cost US$154,563,016; Note 4)           148,792,724
             Other assets in excess of
                liabilities--2.3%                      3,569,885
                                                   -------------
             Net Assets--100%                      $ 152,362,609
                                                   -------------
                                                   -------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

Statement of Assets and Liabilities
(Unaudited)                                PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      November 30, 1997
Investments, at value (cost $154,563,016)....................................................................      $148,792,724
Foreign currency, at value (cost $5,644,509).................................................................         5,504,919
Cash.........................................................................................................            58,914
Receivable for investments sold..............................................................................         1,666,755
Forward currency contracts - net amount receivable from counterparties.......................................           693,276
Dividends and interest receivable............................................................................           186,997
Receivable for Fund shares sold..............................................................................           176,493
Due from broker - variation margin...........................................................................             5,422
Other assets.................................................................................................             3,925
                                                                                                                   ------------
   Total assets..............................................................................................       157,089,425
                                                                                                                   ------------
Liabilities
Payable for investments purchased............................................................................         3,282,732
Forward currency contracts - net amount payable to counterparties............................................           548,421
Accrued expenses and other liabilities.......................................................................           374,228
Payable for Fund shares reacquired...........................................................................           285,974
Management fee payable.......................................................................................           127,110
Distribution fee payable.....................................................................................            96,391
Withholding taxes payable....................................................................................            11,960
                                                                                                                   ------------
   Total liabilities.........................................................................................         4,726,816
                                                                                                                   ------------
Net Assets...................................................................................................      $152,362,609
                                                                                                                   ------------
                                                                                                                   ------------
Net assets were comprised of:
   Common stock, at par......................................................................................      $     73,957
   Paid-in capital in excess of par..........................................................................       107,490,514
                                                                                                                   ------------
                                                                                                                    107,564,471
   Undistributed net investment income.......................................................................         1,960,123
   Accumulated net realized gain on investments and foreign currency transactions............................        48,608,189
   Net unrealized depreciation on investments and foreign currency translations..............................        (5,770,174)
                                                                                                                   ------------
Net assets, November 30, 1997................................................................................      $152,362,609
                                                                                                                   ------------
                                                                                                                   ------------
Class A:
   Net asset value and redemption price per share
      ($48,038,489 / 2,242,108 shares of common stock issued and outstanding)................................            $21.43
   Maximum sales charge (5% of offering price)...............................................................              1.12
                                                                                                                   ------------
   Maximum offering price to public..........................................................................            $22.55
                                                                                                                   ------------
                                                                                                                   ------------
Class B:
   Net asset value, offering price and redemption price per share
      ($101,990,972 / 5,040,202 shares of common stock issued and outstanding)...............................            $20.24
                                                                                                                   ------------
                                                                                                                   ------------
Class C:
   Net asset value, offering price and redemption price per share
      ($1,617,158 / 79,911 shares of common stock issued and outstanding)....................................            $20.24
                                                                                                                   ------------
                                                                                                                   ------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($715,990 / 33,179 shares of common stock issued and outstanding)......................................            $21.58
                                                                                                                   ------------
                                                                                                                   ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

PRUDENTIAL GLOBAL GENESIS FUND, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------

                                               Six Months
                                                  Ended
Net Investment Income                       November 30, 1997
Income
   Dividends (net of foreign withholding
      taxes of $78,844)..................     $     791,425
   Interest..............................            74,242
                                            -----------------
      Total income.......................           865,667
                                            -----------------
Expenses
   Management fee........................           849,057
   Distribution fee--Class A.............            66,741
   Distribution fee--Class B.............           568,466
   Distribution fee--Class C.............            10,203
   Transfer agent's fees and expenses....           189,000
   Custodian's fees and expenses.........           118,000
   Registration fees.....................            40,500
   Reports to shareholders...............            23,000
   Audit fees and expenses...............            21,000
   Directors' fees and expenses..........            10,500
   Legal fees and expenses...............               500
   Miscellaneous.........................             1,844
                                            -----------------
      Total expenses.....................         1,898,811
                                            -----------------
Net investment (loss)....................        (1,033,144)
                                            -----------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign
Currency Transactions
Net realized gain on:
   Investment transactions...............        13,712,010
   Foreign currency......................           820,014
   Financial futures contracts...........           125,002
                                            -----------------
                                                 14,657,026
                                            -----------------
Net change in unrealized
   appreciation/depreciation on:
   Investment transactions...............       (10,786,390)
   Foreign currency......................        (1,101,727)
   Financial futures contracts...........            (3,305)
                                            -----------------
                                                (11,891,422)
                                            -----------------
Net gain on investments and foreign
   currencies............................         2,765,604
                                            -----------------
Net Increase in Net Assets
Resulting from Operations................     $   1,732,460
                                            -----------------
                                            -----------------

PRUDENTIAL GLOBAL GENESIS FUND, INC.
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                   Six Months
                                      Ended         Year Ended
Increase (Decrease)               November 30,        May 31,
in Net Assets                         1997             1997
Operations
   Net investment (loss)........  $  (1,033,144)   $  (1,924,435)
   Net realized gain on
      investments and foreign
      currency transactions.....     14,657,026       58,597,973
   Net change in unrealized
      appreciation/depreciation
      on investments and foreign
      currencies................    (11,891,422)     (46,993,272)
                                  -------------    -------------
   Net increase in net assets
      resulting from
      operations................      1,732,460        9,680,266
                                  -------------    -------------
Distributions from net realized
   gains on investment and
   foreign currency transactions
   Class A......................             --       (3,934,145)
   Class B......................             --      (11,301,405)
   Class C......................             --         (157,024)
   Class Z......................             --           (1,633)
                                  -------------    -------------
                                             --      (15,394,207)
                                  -------------    -------------
Fund share transactions (Net of
   share conversions) (Note 6)
   Net proceeds from shares
      subscribed................    134,473,075      200,389,634
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions.........             --       14,337,461
   Cost of shares reacquired....   (163,418,795)    (234,621,333)
                                  -------------    -------------
   Net decrease in net assets
      from Fund share
      transactions..............    (28,945,720)     (19,894,238)
                                  -------------    -------------
Total decrease..................    (27,213,260)     (25,608,179)
Net Assets
Beginning of period.............    179,575,869      205,184,048
                                  -------------    -------------
End of period...................  $ 152,362,609    $ 179,575,869
                                  -------------    -------------
                                  -------------    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

Notes to Financial Statements (Unaudited)   PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------
Prudential Global Genesis Fund, Inc., (the 'Fund'), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital which it seeks to achieve by investing primarily in equity securities of foreign and domestic companies with market capitalizations of less than U.S. $1 billion, as measured at time of purchase.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities traded on an exchange are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices. Securities for which market quotations are not readily available, including restricted securities, are valued at fair value as determined in good faith according to a pricing procedure developed by the Investment Adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the daily closing rates of exchange.

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented using the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the fiscal year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year.

Net realized gain on foreign currency transactions represents net foreign exchange gains from disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and the regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivable and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.
--------------------------------------------------------------------------------
                                       14

Notes to Financial Statements (Unaudited)   PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest, dividends and (realized and unrealized) capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. In addition, certain countries impose taxes on capital gains realized on the sale of portfolio securities, and as such, taxes have been accrued on the unrealized gains on such securities.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of wash sales, passive investment companies, and foreign currencies transactions.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income and decrease accumulated net realized gain on investments by $820,014 for the period ended November 30, 1997. Net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of 1% of the average daily net assets of the Fund.

The Fund has distribution agreements with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for its distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively, for the six months ended November 30, 1997.

PSI has advised the Fund that it received approximately $19,000 in front-end sales charges resulting from sales of Class A shares during the
--------------------------------------------------------------------------------
                                       15

Notes to Financial Statements (Unaudited)   PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------
six months ended November 30, 1997. From these fees, PSI paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Fund that for the six months ended November 30, 1997, it received approximately $153,500 and $5,000 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PIC, PSI and PIFM are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a credit agreement (the 'Agreement') on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of November 30, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent and during the period ended November 30, 1997, the Fund incurred fees of approximately $167,000 for the services of PMFS. As of November 30, 1997, approximately $27,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended November 30, 1997 aggregated $174,605,161 and $191,711,734, respectively.

On November 30, 1997, the Fund held 7 purchased financial futures contracts expiring in December, 1997. The cost of such contracts was $476,307. The value of such contracts on November 30, 1997 was $473,002, thereby resulting in an unrealized loss of $3,305.

The federal income tax basis of the Fund's investments at November 30, 1997 was $154,725,678 and accordingly, net unrealized depreciation for federal income tax purposes was $5,932,955 (gross unrealized appreciation--$10,605,638; gross unrealized depreciation--$16,538,593).

The Fund utilized its capital loss carryforward of approximately $2,070,300 to offset net taxable gains realized and recognized during the fiscal year ended May 31, 1997.

At November 30, 1997 the Fund had outstanding forward currency contracts both to purchase and sell foreign currencies as follows:

                             Value at
Foreign Currency            Settlement        Current
Purchase Contract          Date Payable        Value         Depreciation
------------------------   ------------     -----------     --------------
Japanese Yen
 expiring 3/5/98-3/25/98   $ 6,631,970      $ 6,172,978       $   (458,992)
Deutsche Mark
 expiring
 12/17/97-12/18/97           5,715,619        5,626,190            (89,429)
                           ------------     -----------     --------------
                           $12,347,589      $11,799,168       $   (548,421)
                           ------------     -----------     --------------
                           ------------     -----------     --------------
                             Value at
Foreign Currency            Settlement        Current       Appreciation/
Sale Contract              Date Payable        Value         Depreication
------------------------   ------------     -----------     --------------
Hong Kong Dollar
 expiring
 4/24/98-4/27/98           $   639,491      $   658,310       $    (18,819)
Japanese Yen
 expiring 3/4/98-5/13/98    12,177,872       11,503,225            674,647
French Franc
 expiring
 12/17/97-12/18/97           5,715,619        5,678,171             37,448
                           ------------     -----------     --------------
                           $18,532,982      $17,839,706       $    693,276
                           ------------     -----------     --------------
                           ------------     -----------     --------------

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. At November 30, 1997, the Fund had a 0.58% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $6,424,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:

Bear, Stearns & Co., 5.74%, in the principal amount of $330,000,000, repurchase price $330,157,842, due 12/1/97. The value of the collateral including accrued interest is $337,310,022.

Credit Suisse First Boston Corp., 5.70%, in the principal amount of $330,000,000, repurchase price $330,156,750, due 12/1/97. The value of the collateral including accrued interest is $342,024,757.
--------------------------------------------------------------------------------
                                       16

Notes to Financial Statements (Unaudited)   PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------
Deutsche Morgan Grenfell, 5.70%, in the principal amount of $330,000,000, repurchase price $330,156,750, due 12/1/97. The value of the collateral including accrued interest is $336,600,387.

Morgan Stanley, Dean Witter, Discover & Co., 5.625%, in the principal amount of $119,585,000, repurchase price $119,641,055, due 12/1/97. The value of the collateral including accrued interest is $121,976,916.
------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Effective September 13, 1996 the Fund commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized 500 million shares of common stock at $.01 par value per share equally divided into four classes, designated Class A, Class B, Class C and Class Z common stock.

Transactions in shares of common stock were as follows:

Class A                                 Shares        Amount
------------------------------------  ----------   -------------
Six months ended November 30, 1997:
Shares sold.........................   4,210,873   $  92,414,910
Shares issued in reinvestment of
  dividends and distributions.......          --              --
Shares reacquired...................  (4,900,837)   (107,761,885)
                                      ----------   -------------
Net decrease in shares outstanding
  before conversion.................    (689,964)    (15,346,975)
Shares issued upon conversion from
  Class B...........................     254,898       5,559,958
                                      ----------   -------------
Net decrease in shares
  outstanding.......................    (435,066)  $  (9,787,017)
                                      ----------   -------------
                                      ----------   -------------
Year ended May 31, 1997:
Shares sold.........................   8,953,813   $ 182,785,315
Shares issued in reinvestment of
  dividends and distributions.......     190,292       3,701,176
Shares reacquired...................  (9,155,598)   (187,256,402)
                                      ----------   -------------
Net decrease in shares outstanding
  before conversion.................     (11,493)       (769,911)
Shares issued upon conversion from
  Class B...........................     498,308      10,387,463
                                      ----------   -------------
Net increase in shares
  outstanding.......................     486,815   $   9,617,552
                                      ----------   -------------
                                      ----------   -------------
Class B                                 Shares        Amount
------------------------------------  ----------   -------------
Six months ended November 30, 1997:
Shares sold.........................   1,465,918   $  30,603,069
Shares issued in reinvestment of
  dividends and distributions.......          --              --
Shares reacquired...................  (2,104,949)    (44,002,126)
                                      ----------   -------------
Net decrease in shares outstanding
  before conversion.................    (639,031)    (13,399,057)
Shares reacquired upon conversion
  into Class A......................    (269,088)     (5,559,958)
                                      ----------   -------------
Net decrease in shares
  outstanding.......................    (908,119)  $ (18,959,015)
                                      ----------   -------------
                                      ----------   -------------
Year ended May 31, 1997:
Shares sold.........................     810,611   $  15,969,287
Shares issued in reinvestment of
  dividends and distributions.......     566,184      10,491,393
Shares reacquired...................  (2,346,819)    (45,831,867)
                                      ----------   -------------
Net decrease in shares outstanding
  before conversion.................    (970,024)    (19,371,187)
Shares reacquired upon conversion
  into Class A......................    (521,816)    (10,387,463)
                                      ----------   -------------
Net decrease in shares
  outstanding.......................  (1,491,840)  $ (29,758,650)
                                      ----------   -------------
                                      ----------   -------------
Class C
------------------------------------
Six months ended November 30, 1997:
Shares sold.........................     532,449   $  11,174,179
Shares issued in reinvestment of
  dividends and distributions.......          --              --
Shares reacquired...................    (545,385)    (11,485,598)
                                      ----------   -------------
Net decrease in shares
  outstanding.......................     (12,936)  $    (311,419)
                                      ----------   -------------
                                      ----------   -------------
Year ended May 31, 1997:
Shares sold.........................      38,355   $     755,412
Shares issued in reinvestment of
  dividends and distributions.......       7,732         143,268
Shares reacquired...................     (62,253)     (1,230,103)
                                      ----------   -------------
Net decrease in shares
  outstanding.......................     (16,166)  $    (331,423)
                                      ----------   -------------
                                      ----------   -------------

--------------------------------------------------------------------------------
                                       17

Notes to Financial Statements (Unaudited)   PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------

Class Z                                 Shares        Amount
------------------------------------  ----------   -------------
Six months ended November 30, 1997:
Shares sold.........................      12,577   $     280,917
Shares issued in reinvestment of
  dividends and distributions.......          --              --
Shares reacquired...................      (7,566)       (169,186)
                                      ----------   -------------
Net increase in shares
  outstanding.......................       5,011   $     111,731
                                      ----------   -------------
                                      ----------   -------------
September 13, 1996* through
  May 31, 1997:
Shares sold.........................      43,203   $     879,620
Shares issued in reinvestment of
  dividends and distributions.......          83           1,624
Shares reacquired...................     (15,118)       (302,961)
                                      ----------   -------------
Net increase in shares
  outstanding.......................      28,168   $     578,283
                                      ----------   -------------
                                      ----------   -------------

---------------
* Commencement of offering of Class Z shares.
------------------------------------------------------------
Note 7. Distributions

On December 11, 1997, the Board of Directors of the Fund declared a short-term capital gain distribution of $3.24 per share and a long-term capital gain distribution of $3.41 per share for Class A, B, C and Z shares, respectively, payable on December 19, 1997 to shareholders of record on December 16, 1997.
--------------------------------------------------------------------------------
                                       18

Financial Highlights (Unaudited)            PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------

                                                                                  Class A
                                                  ------------------------------------------------------------------------
                                                   Six Months
                                                     Ended                           Year Ended May 31,
                                                  November 30,     -------------------------------------------------------
                                                      1997          1997       1996(b)     1995(b)     1994(b)     1993(b)
                                                  ------------     -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........      $  21.30       $ 21.74     $ 18.44     $ 18.75     $ 15.34     $12.62
                                                      ------       -------     -------     -------     -------     -------
Income from investment operations
Net investment income (loss)..................           .06          (.14)        .05(a)       --        (.03)(a)    .10(a)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................           .07          1.45        3.34        (.21)       3.83       2.62
                                                      ------       -------     -------     -------     -------     -------
   Total from investment operations...........           .13          1.31        3.39        (.21)       3.80       2.72
                                                      ------       -------     -------     -------     -------     -------
Less distributions
Dividends from net investment income..........            --            --          --          --        (.15)        --
Dividends in excess of net investment
   income.....................................            --            --        (.09)       (.08)         --         --
Distributions from net realized gains on
   investment and foreign currency
   transactions...............................            --         (1.75)         --        (.02)       (.24)        --
                                                      ------       -------     -------     -------     -------     -------
   Total distributions........................            --         (1.75)       (.09)       (.10)       (.39)        --
                                                      ------       -------     -------     -------     -------     -------
Net asset value, end of period................      $  21.43       $ 21.30     $ 21.74     $ 18.44     $ 18.75     $15.34
                                                      ------       -------     -------     -------     -------     -------
                                                      ------       -------     -------     -------     -------     -------
TOTAL RETURN (c):.............................          0.61%         6.74%      18.41%      (0.95)%     25.09%     21.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............      $ 48,038       $57,032     $47,617     $44,051     $29,221     $3,435
Average net assets (000)......................      $ 53,247       $47,563     $45,070     $32,430     $16,909     $3,106
Ratios to average net assets:
   Expenses, including distribution fees......          1.73%(d)      1.78%       1.79%(a)    1.42%(a)    1.48%(a)   1.49%(a)
   Expenses, excluding distribution fees......          1.48%(d)      1.53%       1.54%(a)    1.17%(a)    1.25%(a)   1.29%(a)
   Net investment income (loss)...............          (.70)%(d)     (.49)%       .26%(a)     .02%(a)    (.17)%(a)   .79%(a)
For Class A, B, C and Z shares:
Portfolio turnover rate.......................           110%           60%         44%         64%         31%        67%
Average commission rate per share.............      $ 0.0100       $0.0116     $0.0090         N/A         N/A        N/A

---------------
(a) Net of expense subsidies and/or fee waivers.
(b) Calculated based upon average shares outstanding, by class.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     19

Financial Highlights (Unaudited)            PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------

                                                                                     Class B
                                                  -----------------------------------------------------------------------------
                                                   Six Months
                                                     Ended                              Year Ended May 31,
                                                  November 30,     ------------------------------------------------------------
                                                      1997           1997       1996(b)      1995(b)      1994(b)      1993(b)
                                                  ------------     --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........      $  20.18       $  20.87     $  17.84     $  18.22     $  14.93     $  12.38
                                                  ------------     --------     --------     --------     --------     --------
Income from investment operations
Net investment income (loss)..................          (.16)          (.33)        (.09)(a)     (.13)(a)     (.16)(a)       --
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................           .22           1.39         3.21         (.19)        3.74         2.55
                                                  ------------     --------     --------     --------     --------     --------
   Total from investment operations...........           .06           1.06         3.12         (.32)        3.58         2.55
                                                  ------------     --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income..........            --             --           --           --         (.05)          --
Dividends in excess of net investment
   income.....................................            --             --         (.09)        (.03)          --           --
Distributions from net realized gains on
   investment and foreign currency
   transactions...............................            --          (1.75)          --         (.03)        (.24)          --
                                                  ------------     --------     --------     --------     --------     --------
   Total distributions........................            --          (1.75)        (.09)        (.06)        (.29)          --
                                                  ------------     --------     --------     --------     --------     --------
Net asset value, end of period................      $  20.24       $  20.18     $  20.87     $  17.84     $  18.22     $  14.93
                                                  ------------     --------     --------     --------     --------     --------
                                                  ------------     --------     --------     --------     --------     --------
TOTAL RETURN (c):.............................          0.30%          5.83%       17.51%       (1.73)%      24.16%       20.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............      $101,991       $120,067     $155,292     $153,670     $174,659     $ 36,136
Average net assets (000)......................      $113,382       $133,073     $154,566     $173,591     $102,451     $ 31,561
Ratios to average net assets:
   Expenses, including distribution fees......          2.48%(d)       2.53%        2.54%(a)     2.17%(a)     2.25%(a)     2.29%(a)
   Expenses, excluding distribution fees......          1.48%(d)       1.53%        1.54%(a)     1.17%(a)     1.25%(a)     1.29%(a)
   Net investment (loss)......................         (1.46)%(d)     (1.26)%       (.48)%(a)    (.77)%(a)    (.91)%(a)    (.01)%(a)

---------------
(a) Net of expense subsidies and/or fee waivers.
(b) Calculated based upon average shares outstanding, by class.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     20

Financial Highlights (Unaudited)            PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------

                                                                        Class C                             Class Z
                                                  ---------------------------------------------------     ------------
                                                                                            August 1,
                                                   Six Months                                1994(d)       Six Months
                                                     Ended          Year Ended May 31,       Through         Ended
                                                  November 30,     --------------------      May 31,      November 30,
                                                      1997          1997       1996(b)       1995(b)          1997
                                                  ------------     -------     --------     ---------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........       $20.18        $ 20.87      $17.84       $ 18.44        $  21.39
                                                      -----        -------     --------     ---------         ------
Income from investment operations
Net investment gain (loss)....................         (.12)          (.27)       (.08)(a)      (.12)(a)        (.17)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................          .18           1.33        3.20          (.44)            .36
                                                      -----        -------     --------     ---------         ------
   Total from investment operations...........          .06           1.06        3.12          (.56)            .19
                                                      -----        -------     --------     ---------         ------
Less distributions
Dividends from net investment income..........           --             --          --            --              --
Dividends in excess of net investment
   income.....................................           --             --        (.09)         (.03)             --
Distributions from net realized gains on
   investment and foreign currency
   transactions...............................           --          (1.75)         --          (.01)             --
                                                      -----        -------     --------     ---------         ------
   Total distributions........................           --          (1.75)       (.09)         (.04)             --
                                                      -----        -------     --------     ---------         ------
Net asset value, end of period................       $20.24        $ 20.18      $20.87       $ 17.84        $  21.58
                                                      -----        -------     --------     ---------         ------
                                                      -----        -------     --------     ---------         ------
TOTAL RETURN (c):.............................         0.30%          5.83%      17.51%        (2.90)%          0.89%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............       $1,617        $ 1,874      $2,275       $ 1,307        $    716
Average net assets (000)......................       $2,035        $ 1,958      $1,809       $   862        $    284
Ratios to average net assets:
   Expenses, including distribution fees......         2.48%(f)       2.53%       2.54%(a)      2.27%(a)(f)       1.48%(f)
   Expenses, excluding distribution fees......         1.48%(f)       1.53%       1.54%(a)      1.27%(a)(f)       1.48%(f)
   Net investment (loss)......................        (1.36)%(f)     (1.24)%      (.44)%(a)     (.90)(a)(f)      (1.23)%(f)

                                                September 13,
                                                   1996(e)
                                                   Through
                                                   May 31,
                                                     1997
                                                --------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........      $20.46
                                                     -----
Income from investment operations
Net investment gain (loss)....................         .03
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................        2.65
                                                     -----
   Total from investment operations...........        2.68
                                                     -----
Less distributions
Dividends from net investment income..........          --
Dividends in excess of net investment
   income.....................................          --
Distributions from net realized gains on
   investment and foreign currency
   transactions...............................       (1.75)
                                                     -----
   Total distributions........................       (1.75)
                                                     -----
Net asset value, end of period................      $21.39
                                                     -----
                                                     -----
TOTAL RETURN (c):.............................       13.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............      $  603
Average net assets (000)......................      $  188
Ratios to average net assets:
   Expenses, including distribution fees......        1.53%(f)
   Expenses, excluding distribution fees......        1.53%(f)
   Net investment (loss)......................        (.87)%(f)

---------------
(a) Net of expense subsidies and/or fee waivers.
(b) Calculated based upon average shares outstanding, by class.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Commencement of offering of Class C shares.
(e) Commencement of offering of Class Z shares.
(f) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     21

Getting The Most From Your Prudential Mutual Fund.
Some mutual fund shareholders won't ever read this -- they don't read annual and semi-annual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with Federal regulations. They are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read, in hopes you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

At A Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "At A Glance" page where we compare the Fund and the comparable average calculated by Lipper Analytical Services, a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance -- it generally smoothes out returns and gives you an idea how much the Fund has earned in an average year, for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. And keep in mind that past perfor-mance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager who invests your money for you reports onsuccessful -- and not-so-successful -- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors and any changes that are on the drawing board.

Portfolio Of Investments
This is where the report begins to look technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement Of Assets And Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes) and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily along with the value of every security in the portfolio.

Statement Of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here -- both realized and unrealized.

Statement Of Changes In Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it -- through dividends and distributions -- and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes To Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they also outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares, and more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per share basis. It is designed to help you understand how the Fund performed and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax advisor.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad based securities index, as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the fund -- the index is a broadly based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors generally cannot invest directly in an index.

Getting The Most From Your Prudential Mutual Fund.

Change Your Mind.
You can exchange your shares in most Prudential Mutual Funds for shares in most other Prudential Mutual Funds, without charges. This may be most helpful if your investment needs change.

Reinvest Dividends Free Of Charge.
Reinvest your dividends and/or capital gains distributions automatically -- without charge.

Invest For Retirement.
There is no minimum investment for an IRA. Plus, you defer taxes on your investment earnings by investing in an IRA.

If you'd like, you can contribute up to $2,000 a year in an IRA. And if you are married and not covered by a retirement plan at work, you and your spouse may each contribute $2,000 a year to an IRA for a total of $4,000.

Change Your Job.
You can take your pension with you. Use a rollover IRA to manage your company-sponsored retirement plan while retaining the special tax-deferred advantages.

Invest In Your Children.
There's no fee to open a custodial account for a child's education or other needs.

Take Income.
Would you like to receive monthly or quarterly checks in any amount from your fund account? Just let us know. We'll take care of it. Of course, there are minimum amounts. And shares redeemed may be subject to tax, and Class B and C shares may be subject to contingent deferred sales charges. We'll gladly answer your questions.

Keep Informed.
We want to keep you up-to-date. Of course, you receive account activity statements every quarter. But you also receive annual and semi-annual fund reports, as well as other important updates on events that affect your investments, including tax information.

This material is only authorized for distribution when preceded or accompanied by a current prospectus. Read the prospectus carefully before you invest or send money.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Stephen C. Eyre
Delayne Dedrick Gold
Robert F. Gunia
Don G. Hoff
Robert E. LaBlanc
Mendel A. Melzer
Richard A. Redeker
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters

Officers
Richard A. Redeker, President
Thomas A. Early, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Robert C. Rosselot, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004


The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of November 30, 1997 were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

  BULK RATE
U.S. POSTAGE
   PAID
Permit 6807
New York, NY


744333105
744333204          MF136E2
744333303          Cat#430151H
744333402